UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
_________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 3, 2025
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CapsoVision, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-42705	20-3369494
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

18805 Cox Avenue, Suite 250 Saratoga, California	95070
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (408)-624-1488
n/a
(Former Name or Former Address, if Changed Since Last Report)
_________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
common stock, $0.001 par value per share	CV	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective as of November 3, 2025, David Garcia, Senior VP of Finance of CapsoVision, Inc. (the “Company”), has been appointed by the board of directors of the Company (the “Board”) to serve as the Company’s principal financial officer and principal accounting officer. Mr. Garcia, age 51, has more than 20 years of financial leadership experience and most recently served as Vice President of Financial Planning and Analysis at Matterport, Inc. from October 2020 through October 2025. Mr. Garcia has also held senior finance roles at View, Inc., Intelepeer Cloud Communications, and Align Technology.
In connection with Mr. Garcia’s appointment, the Compensation Committee of the Board approved an annual base salary of $300,000, and the grant to Mr. Garcia on November 3, 2025 of a stock option to purchase 165,000 shares of the Company’s common stock under the Company’s 2025 Equity Incentive Plan. The per share exercise price of the option equals the closing price per share of the Company’s common stock on November 3, 2025. Twenty-five percent (25%) of the option is scheduled to vest and become exercisable on November 3, 2026. The remaining portion of the option is scheduled to vest and become exercisable in thirty-six (36) equal monthly installments on the same day of each successive calendar month following November 3, 2026. Mr. Garcia will also be eligible to receive a quarterly bonus of $12,500.
The Company has also entered into its standard indemnification agreement with Mr. Garcia, the form of which was previously filed by the Company as Exhibit 10.11 to the Registration Statement on Form S-1/A (File No. 333-287148), initially filed by the Company with the SEC on June 13, 2025, and is incorporated herein by reference.
There are no arrangements or understandings between Mr. Garcia and any other person pursuant to which Mr. Garcia was appointed as principal financial officer and principal accounting officer and there are no family relationships between Mr. Garcia and any director or executive officer of the Company, and he has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.
Item. 7.01 Regulation FD Disclosure.

On November 3, 2025, the Company issued a press release announcing the appointment of Mr. Garcia as principal financial officer and principal accounting officer of the Company. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.
The information in Item 7.01 of this Current Report on Form 8-K (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be, or be deemed, incorporated by reference in any filings under the Securities Act of 1933, as amended (the “Securities Act”), unless the Company specifically states that the information is to be considered “filed” under the Exchange Act or incorporates it by reference into a filing under the Securities Act or the Exchange Act.
Item 9.01.           Financial Statements and Exhibits.
The following exhibits are being filed herewith:

Exhibit No.	Description

99.1	Press Release of CapsoVision, Inc, dated November 03, 2025.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPSOVISION, INC.

Date: November 3, 2025	By:	/s/ Kang-Huai (Johnny) Wang
	Name:	Kang-Huai (Johnny) Wang
	Title	President and Chief Executive Officer